THE 1995 BURLINGTON NORTHERN INC.
                        RESTRICTED STOCK INCENTIVE PLAN

                                   SECTION 1

                                    Purpose

     1.1 The purpose of The 1995 Burlington Northern Inc. Restricted Stock Incentive Plan ("Plan") is to promote the interests of Burlington Northern Inc. ("Company") and its shareholders by strengthening its ability to attract and retain officers, key employees and other personnel of ability and experience in the employ of the Company and its subsidiaries by furnishing suitable recognition of their ability and industry which contribute to the success of the Company. The Plan provides for the grant of restricted shares of Company Common Stock ("Awards") in accordance with the terms and conditions set forth below.

                                   SECTION 2

                                  Definitions

     2.1 Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2.1:

         (a) Board of Directors: The Board of Directors of the Company.

         (b) Change in Control: As used in this Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) of the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; (ii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); (iii) the Effective Time of a merger or consolidation of the Company, a sale or disposition of all or substantially all of the Company's assets, or a plan of liquidation or dissolution of the Company; or (iv) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Provided however that notwithstanding any other provision in this Plan, no Change in Control shall have occurred for purposes of the Plan unless the first of the event or period set forth in (i) through (iv) shall have commenced on or after January 1, 1995; provided further that in the event that the BN-SFP merger is consummated, the beginning of the period described in (iv) shall be the day after the new directors are first elected after consummation of the BN-SFP merger.

         (c) Code: The Internal Revenue Code of 1986, as amended and in effect form time to time, and the temporary or final regulations of the Secretary of the Treasury adopted pursuant to the Code.

         (d) Committee: The Committee designated to administer the Plan pursuant to the Provisions of Section 3.

         (e) Common Stock: The Common Stock of the Company, without par value, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

         (f) Exchange Act: The Securities Exchange Act of 1934, as amended.

         (g) Permanent Disability: Permanent Disability under this Plan means such disability which would qualify a Recipient to receive benefits, after satisfying the elimination period thereinunder the Burlington Northern Inc. Long Term Disability Plan, as now or hereafter in effect.

         (h) Subsidiary: An entity that is designated by the Committee as a subsidiary for purposes of this plan and that is a corporation (or other form of business association that is treated as a corporation for tax purposes) of which shares (or other ownership interests) having more than 50 percent of the voting power are owned or controlled, directly or indirectly, by the Company so as to qualify as a "subsidiary corporation" (within the meaning of Code Section 425(f).

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          (i)  Retirement: Retirement means a termination of employment which, for the purposes of this Plan only, has been approved by the Committee and/or which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company, or any Subsidiary thereof, or, if such plan is applicable, then, which would constitute a "retirement" under such a plan if such individual were a participant in that plan.

          (j) Effective Time: As used in this Plan, Effective Time shall mean the moment at which all of the following events shall have occurred: (1) the shareholders of the Company shall have approved a merger or consolidation, sale, or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company requiring their approval; (ii) the shareholders of each other entity being merged into or consolidated with the Company or into which the Company is being merged shall have approved the merger or consolidation if the vote of the stockholders of such entity or entities is required to authorize the merger or consolidation; and (iii) all regulatory approvals (including the approval and authorization by the Interstate Commerce Commission or successor thereof of the merger or consolidation as approved by the shareholders under (i) and (ii), necessary as a condition precedent to the consummation of the merger or consolidation, sale, or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company shall have been given in writing.

                                   SECTION 3

                                Administration

     3.1. The Plan shall be administered by a Committee, or Sub-Committee of a Committee, of not less than three directors of the Company who shall be appointed by its Board of Directors. Members of the Committee shall not be eligible to participate under the Plan while serving on the Committee. No person shall serve as a member of the Committee unless at the time of his appointment and service he shall be a "disinterested person," as defined in Rule 16(b)(3) of the General Rules and Regulations under the Exchange Act or any successor Act then in effect.

     3.2. The Committee shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant Awards thereunder, to administer the Plan, to make recommendations to the Board, and to take all such steps and to make all such determination in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all participants. The Committee shall cause the Company, at its expense, to take any action related to the Plan which may be required or necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

     3.3. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as Director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

     3.4. The fact that a member of the Board or Directors is, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Award shall not disqualify him from taking part in and voting at any time as a member of the Board of Directors in favor of or against any amendment or repeal of the Plan.

                                   SECTION 4

                                  Eligibility

     4.1. To be eligible for selection by the Committee to participate in the Plan, an individual must be a full-time employee of the Company, or of any Subsidiary, as of the date on which the Committee grants to such individual an Award, and who in the judgment of the Committee holds a position of responsibility and

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has ability and experience to contribute to the Company's continued success.
Directors of the Company who are full-time salaried officers shall be eligible to participate. Each eligible employee to whom an Award is granted is hereinafter referred to as a "Recipient."

                                   SECTION 5

                         Shares Available for the Plan

     5.1. Subject to Section 5.2 hereof, the maximum number of shares for which Awards may at any time be granted under the Plan is 1,500,000 shares of Common Stock, from shares held in the Company's treasury or out of the authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Board of Directors. All authorized and unissued shares (if any) issued as Awards in accordance with the Plan shall be fully paid and non-assessable and free from preemptive rights. Upon the reversion to the Company of any shares of Common Stock which were the subject of an Award and were subsequently forfeited for any reason whatsoever, the shares of Common Stock which were the subject of such Award shall again be available for subsequent Awards under the Plan.

     5.2. In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, consolidation, reclassification, or otherwise change in the corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares authorized for the Plan and, with respect to outstanding Awards, the Committee shall make appropriate adjustments in the number of shares of Common Stock which were the subject of such Awards.

                                   SECTION 6

                                Grant of Awards

     6.1. Awards may be granted to eligible employees in such number and at such times during the term of this Plan as the Committee shall determine, the Committee taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purpose of the Plan. The granting of an Award shall take place when the Committee, by resolution, written consent or other appropriate action, determines to grant such Award to a particular Recipient (the "Award Date") as hereinafter provided.

                                   SECTION 7

                Terms and Conditions of Restricted Stock Awards

     7.1. Each Award shall specify the number of shares of Common Stock subject thereto.

     7.2. The Company may require that, in acquiring any shares of Common Stock, the Recipient agree with, and represent to, the Company that he is acquiring such shares of Common Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Recipient. Such shares of Common Stock shall be transferable thereafter only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer shall at such time be in compliance with applicable securities laws. The Recipient shall deliver to the Company an agreement in writing, signed by him, in form and substance as set forth in Exhibit A hereto annexed, and the Company shall forthwith acknowledge its receipt thereof.

     7.3. Shares of Common Stock shall forthwith, after the making of the representation and delivery of the agreement required by Section 7.2 hereof, be duly issued and a certificate or certificates for such shares shall be issued in the Recipient's name. The Company may, in its discretion, determine to retain such certificates until the termination of the "Restricted Period" (as such term is defined in Section 7.5 hereof) with respect to any Award or portion thereof. The Recipient, after issuance of a certificate, whether retained

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by the Company or delivered to him, shall thereupon be a shareholder with respect to all the shares of Common Stock represented by such certificate or certificates and shall have all the rights of a shareholder with respect to all such shares of Common Stock, including the right to vote such shares of Common Stock and to receive all dividends and other distributions (subject to the provisions of Section 7.4 hereof) paid with respect to such shares of Common Stock; provided, however, that such shares of Common Stock shall be subject to the restrictions hereinafter described in Section 7.6. Certificates of Common Stock representing the shares subject to such restrictions shall bear the following legend:

         The shares represented by this certificate are subject to certain restrictions set forth in the 1995 Burlington Northern Inc. Restricted Stock Incentive Plan (the "Plan"). All stock awarded pursuant to the Plan shall revert to the Company upon termination of employment of the grantee by the Company or the voluntary resignation by the grantee from his or her employment with the Company prior to the termination of the "Restricted Period" as such term is defined in the Plan subject to the authority of the committee. Such shares shall be further restricted during the Restricted Period so that during such Restricted Period such shares may not be sold, transferred by gift, assigned or otherwise disposed of or pledged, mortgaged, assigned as security or otherwise encumbered, and provided that such Restricted Period shall terminate if, during such period, a Change in Control occurs (as defined in the Plan) or the Recipient's employment with the Company is terminated by reason of his or her death, Permanent Disability, or Retirement (as such terms are defined in the Plan).

     7.4 In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient shall, as the owner of shares of Common Stock subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall also be imprinted with a legend as provided in Section 7.3 and all provisions of the Plan relating to restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares of Common Stock with respect to which they were distributed.

     7.5 The term "Restricted Period" with respect to Awards shall mean a period commencing on the Award Date of such shares of Common Stock to the Recipient and ending on the date which is three years thereafter (as to one-third of the amount of such respective Award), four years thereafter (as to an additional one-third of the amount of such respective award), and five years thereafter (as to the final one-third of the amount of such respective Award); provided, however, that the Committee, in its sole and absolute discretion, may, on, but only on, the Award Date, increase the duration of a Restricted Period with respect to any Award (or any portion thereof) then being granted, or, at any time, or from time to time, shorten a Restricted Period previously established with respect to any Award, or any portion thereof, to any period of time in excess of six months after the Award Date. In the event of a Recipient's death, Permanent Disability or Retirement, the Restricted Period with respect to all outstanding Awards previously made to such Recipient, as to which Awards or any portions thereof the relevant Restricted Period(s) have not otherwise previously ended, shall then, as a result of any of such events, forthwith end. At the end of the Restricted Period with respect to any Award or any portion thereof, all of the restrictions contained in Section 7.6 hereof on the shares of Common Stock, as to which the Restricted Period had ended, shall terminate, the right of reversion to the Company provided in Sections 7.6(b) and 8.2 hereof shall cease, and full ownership of the particular shares of Common Stock shall irrevocably vest in, and such shares of Common Stock shall be freely alienable by, the Recipient.

     7.6 The restrictions to which the shares of Common Stock shall be subject shall be as follows:

         (a) During the Restricted Period applicable to an Award, or any portion thereof, except as otherwise specifically provided in the Plan, none of the shares of Common Stock, which were or are the subject of such Award, or portion thereof, shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of.


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          (b)  Except as otherwise provided in Sections 7.6(c), (d), and 9.1, if the employment of a Recipient should be terminated for any reason, other than such Recipient's death, Permanent Disability or Retirement, at any time prior to the end of the relevant Restricted Period for an Award, the Recipient shall forfeit all interest in such Award, or portion of such Award, as to which the respective Restricted Period has not terminated, and all necessary steps shall be taken immediately to transfer ownership of such shares of Common Stock, which were the subject of such Award, or portion of an Award, back to the Company.

          (c) In the event of the Recipient's termination of employment for any reason other than his or her death, Permanent Disability or Retirement, the Committee may, in its sole and absolute discretion, waive the restrictions set forth in Section 7.6(b) hereof with respect to all, or any portion of, an Award or Awards.

          (d) Notwithstanding the preceding provisions of this Section 7.6, the Committee may cause and/or all Restricted Periods with respect to any and/or all Awards, or portions thereof, to terminate prior to the expiration of the previously established Restricted Periods of such Awards, if substantially all of the assets and business of the Company are sold, the Company is to be dissolved or liquidated, or the Company is to be merged into or consolidated with another entity and the Company is not the surviving corporation.

          (e) Notwithstanding anything else to the contrary herein contained, the Committee shall have the absolute right, at any time, or from time to time, in its sole and absolute discretion, to reduce the time period of any Restricted Period with respect to any Award or portion of an Award to any length in excess of six months after the Award Date.

     7.7. The restrictions set forth in Section 7.6 hereof, with respect to any Award to which such Restricted Period was applicable, shall terminate as to such Award, or portion thereof, in accordance with the time(s) and number(s) of shares of Common Stock as to which the relevant Restricted Period expires. Upon such expiration of the Restricted Period, replacement certificates shall be issued for the number of shares of Common Stock with respect to which the restrictions have lapsed, which certificates shall be free of the restrictions imposed under Section 7.6.

     7.8. Nothing in Section 7, or elsewhere in this Plan, shall preclude the transfer of shares, on the death of the Recipient, to his legal representatives or his estate or his designated beneficiary, or preclude such representatives from transferring such shares, or any of them, to the person or persons entitled thereto by will or designation or by the laws of descent and distribution.

                                   SECTION 8

                                  Limitations

     8.1. No person shall at any time have any right to receive an allocation of shares hereunder and no person shall have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

     8.2. Recipients of Awards shall have no rights in respect thereof except as set forth in the Plan. Except as provided in Section 7.2 or 7.8 hereof, such rights may not be assigned or transferred except by will or by the laws of descent and distribution and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock held by the Recipient prior to the termination of the Restricted Period in respect of such shares of Common Stock, then the shares of Common Stock which are the subject of such attempted disposition shall be forfeited and revert to the Company. Before issuance of shares of Common Stock, no such shares of Common Stock shall be earmarked for the Recipients' accounts nor shall they have any rights as stockholders with respect to such shares of Common Stock.

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                                   SECTION 9

                               Change in Control

     9.1. Notwithstanding any other Plan provisions pertaining to when a relevant Restricted Period with respect to an Award shall terminate, the Restricted Period as to all outstanding Awards shall automatically and irrevocably terminate upon the occurrence of a Change in Control, without any further action by the Committee or the Board of Directors whatsoever.

                                  SECTION 10

                       Regulatory Approvals and Listing

     10.1. Section 7.3 notwithstanding, the Company shall not be required to issue any certificate for shares of Common Stock upon the grant of an Award granted under the Plan prior to:

          (a) The obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable.

          (b) The listing of such shares on any stock exchange on which the Common Stock may then be listed.

          (c) The completion of any registration or other qualification of such shares of Common Stock under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

                                  SECTION 11

                                 Term of Plan

     11.1. This Plan shall be void, and no rights to any Award, or portion thereof, shall be held by any Recipient, unless this Plan is approved by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board of Directors. Subject to the foregoing condition, Awards may be granted pursuant to the Plan from time to time within the period commencing April 13, 1995, and ending ten years after the earlier of the adoption of the Plan by the Board of Directors or the approval of the Plan by the stockholders. Awards theretofore granted may extend beyond such latter date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon exercise thereof.

                                  SECTION 12

             Amendment, Termination or Discontinuance of the Plan

     12.1. Subject to the Board of Directors and this Section 12, the Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Board of Directors or stockholders of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 10 hereof; provided, however, that no change in any Award theretofore granted may be made without the consent of the Recipient if such change would impair or diminish the rights of the Recipient to acquire or retain any Award, or portion thereof, upon terms and conditions no more onerous than those which would have applied under the Plan prior to such change.

     12.2. The Committee and the Board of Directors may not amend the Plan without the approval of the stockholders of the Company to (a) increase the maximum number of shares of the Company subject to the Plan, except as permitted by Section 5.2; (b) change the class of eligible employees who may receive Awards under the Plan; (c) materially increase the benefits to Recipients under the Plan; or (d) render any member of the Committee eligible to receive an allocation at any time while he is serving on the Committee.

     12.3. The Board of Directors may at any time suspend the operations of or terminate the Plan with respect to any shares of Common Stock not at the time subject to an Award.

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                                  SECTION 13

                                 MISCELLANEOUS


     13.1. By acceptance of any Award under this Plan, each employee agrees that such Award is special compensation, and that any amount paid will not affect (i) the amount of any pension under any pension or retirement plan in which he participates as an employee of the Company; (ii) the amount of coverage under any group life insurance plan in which he participates as an employee of the Company; or (iii) the benefits under any other benefit plan of any kind heretofore or hereinafter in effect, under which the availability or amount of benefits is related to compensation.

     13.2. Designation of an employee as a Recipient shall not give any employee any right to continued employment by the Company, and the right to dismiss any employee at any time with or without assigning a reason therefor is specifically reserved to the Company. Designation as a Recipient in the Plan or the receipt of an Award with respect to any year shall not give an employee the right to receive an Award with respect to any subsequent period.

     13.3. No right or interest of any Recipient in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including but not by way of limitation, execution, levy, garnishment, attachment, pledge, and bankruptcy; and no right or interest of any Recipient shall be liable for, or subject to, any obligation or liability of such Recipient.

     13.4. The Plan shall be governed by the laws of the State of Texas.

     13.5. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

     13.6. The Company is authorized to withhold any tax required to be withheld from the amount considered as taxable compensation to the Recipient. In the event that funds are not otherwise available to cover any required withholding tax, the Recipient shall be required to provide such funds before shares shall be issued to him. The Recipient will immediately notify the Company of any election he may make under Section 83(b) of the Code (and under any successor section thereto having similar import) with respect to any Award under this Plan.

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